MERRILL LYNCH
                                                              CONSULTS
                                                              INTERNATIONAL
                                                              PORTFOLIO

                               [Graphic Omitted]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

Worldwide
Investments as of
April 30, 1998

                                                                   Percent of
Ten Largest Industries                                             Net Assets

Insurance ..........................................................   8.0%
Banking ............................................................   7.7
Oil & Related ......................................................   7.5
Pharmaceuticals ....................................................   6.5
Foods ..............................................................   6.4
Electronics ........................................................   5.9
Electric Utilities .................................................   5.1
Natural Gas Utilities ..............................................   3.6
Machinery ..........................................................   3.6
Household Appliances ...............................................   3.1

                                                                    Percent of
Ten Largest Holdings                           Country              Net Assets

AXA-UAP ...................................    France                  4.2%
Commercial Union PLC ......................    United Kingdom          3.8
Groupe Danone S.A. ........................    France                  3.6
Credit Suisse Group (Registered) ..........    Switzerland             3.4
Elf Aquitaine S.A. ........................    France                  3.3
Novartis AG (Registered) ..................    Switzerland             3.1
Electrolux AB .............................    Sweden                  2.8
Repsol S.A. ...............................    Spain                   2.8
Nestle S.A. (Registered) ..................    Switzerland             2.8
BG PLC ....................................    United Kingdom          2.7

                  Merrill Lynch Consults International Portfolio, April 30, 1998

DEAR SHAREHOLDER

After a difficult start to the new fiscal year, Merrill Lynch Consults International Portfolio recovered ground during the second fiscal quarter. For the six months ended April 30, 1998, the Portfolio had a total return of +13.4%, modestly underperforming the unmanaged Morgan Stanley Europe, Australia and Far East (EAFE) Index, which was up 15.4% over the same period.

In the months following the October market declines, the Morgan Stanley EAFE Index moved sharply ahead, reaching new highs during April. The rally was led by the European markets which were driven by liquidity inflows, corporate restructuring and a favorable interest environment ahead of European Monetary Union (EMU). After the strong rally at the beginning of the year, the Asian markets have come under renewed pressure given worries about social unrest and a more severe economic downturn than previously expected. Hence, overall global equity markets were very volatile during the six months ended April 30, 1998, and performance of world equity markets diverged sharply.

Our catch-up in performance resulted from our shift in asset allocation toward Europe, where we went from an underweight position to a nearly neutral position. At the same time, we reduced our exposure in the Asia/Pacific region. The change in regional exposure benefited the Portfolio. Furthermore, our substantial overweighting in Italy and our exposure to more peripheral markets such as Spain and Portugal were rewarding, given the outstanding performance of these countries. Our position in Latin America was disappointing in light of the relatively poor performance of this region compared to the benchmark.

During the six-month period ended April 30, 1998, all the major European currencies, with the exception of the British pound, depreciated against the US dollar by approximately 4% to 7%. We hedged our substantial French franc exposure, especially dur-ing the first quarter when European currencies were under pressure, a strategy that proved beneficial to the Portfolio. We also hedged half of our Japanese yen exposure during the period.

Relating to sector performance, we benefited from consolidation in the financial industry by emphasizing banks and insurers in the Portfolio. Stocks that were among our top ten holdings during the six-month period were AXA-UAP (+79%) and Commercial Union PLC (+33%). Another major financial holding was Credit Suisse Group, which gained 55%. Another stock which helped performance was News Corporation, Ltd. in Australia, which rose by 46% as a result of the outstanding success of the movie 'Titanic.' Groupe Danone S.A. in France also performed well (+61%), underpinned by its ongoing restructuring and the consumption recovery in Europe. We reduced the Fund's cash position from 4.5% of net assets to 2.9% during the period.

Investment Outlook

During the six months ended April 30, 1998, the performance of the different regions of the equity markets continued to diverge. While the Western markets hit new highs, the Asian markets showed negative returns. Asset allocators shifted funds out of bonds into equities on the assumption that the worst of the Asian crisis was over and the shock would have relatively minor impact on corporate earnings.

European equity markets have continued to outperform this year in an environment of stable interest rates, which continue to play a major role in performance. In addition, economic gains are expected to come from EMU membership. We recently increased our European weighting to a neutral position. Our positive outlook on Continental Europe is based on expectations for continued strong liquidity flows into equities, the region's enhanced relative earnings growth, ongoing restructuring and expectations of US dollar strength relative to the core European currencies.

Our cautious stance toward Japanese equities proved beneficial to the Portfolio, since the market has given up nearly all the gains achieved in the first weeks of 1998. After the recent stimulus package, which came in ahead of expectations but disappointed in its content, we are skeptical about both the commitment and the ability of the government to address Japan's deep-rooted problems. We are concerned over the lack of restructuring at the government and corporate level, weak economy and lack of earnings growth at a time when major bankruptcies are likely unsettling to investors. In light of the social unrest having unfolded and the economic reforms put in place by the International Monetary Fund and Asian governments, we maintain our underweight exposure to the region.

Latin America, being a non-EAFE region, offers attractive growth, acceleration and deepening of structural reform and compelling valuations, in our view. Despite the region's attractive fundamentals, Latin America has not proven to be sheltered from movements in the emerging Asian markets. We will trim our exposure to a more modest overweight position in the coming months in favor of Europe.

In Conclusion

We appreciate your continued interest in Merrill Lynch Consults International Portfolio, and we look forward to reviewing our strategy with you again in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President

/s/ Christophe Velay

Christophe Velay
Vice President and Portfolio Manager

June 9, 1998

Effective March 31, 1998, Christophe Velay is primarily responsible for the day-to-day management of Merrill Lynch Consults International Portfolio. Mr. Velay has been Portfolio Manager of Merrill Lynch Bank (Suisse) S.A. since 1986.

PERFORMANCE DATA

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Average Annual  Period Covered                                          % Return
Total Return    ----------------------------------------------------------------
                Year Ended 3/31/98                                       +17.44%
                ----------------------------------------------------------------
                Five Years Ended 3/31/98                                 + 9.58
                ----------------------------------------------------------------
                Inception (9/14/92) through 3/31/98                      + 9.40
                ----------------------------------------------------------------
================================================================================
Recent                                 12 Month      3 Month     Since Inception
Performance                          Total Return  Total Return    Total Return
Results*        ----------------------------------------------------------------
                ML Consults
                International
                Portfolio               +17.51%       +12.59%        +66.27%
                ----------------------------------------------------------------

                *Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 9/14/92.

                                      2 & 3

                  Merrill Lynch Consults International Portfolio, April 30, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)


                                                                                                                            Percent
LATIN                               Shares Held/                                                                  Value     of Net
AMERICA         Industries           Face Amount                Investments                           Cost      (Note 1a)   Assets
====================================================================================================================================
Argentina       Banking                   78,662   Banco de Galicia y Buenos Aires S.A. (ADR)*     $ 1,289,214  $ 1,922,303    2.0%
                --------------------------------------------------------------------------------------------------------------------
                Oil & Related             40,000   YPF S.A. (ADR)*                                   1,019,077    1,395,000    1.4
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Argentina                    2,308,291    3,317,303    3.4
====================================================================================================================================

Brazil          Electric Utilities    20,000,000   Centrais Eletricas Brasileiras S.A.
                                                     --Eletrobras 'B' (Preferred)                    1,031,193      891,861    0.9
                                      14,000,000   Companhia Energetica de Minas
                                                     Gerais S.A. (CEMIG) (Preferred)                   418,580      679,255    0.7
                                       3,500,000   Light-Servicios de Electricidade S.A.             1,369,142    1,407,466    1.4
                                                                                                   -----------  -----------  -----
                                                                                                     2,818,915    2,978,582    3.0
                --------------------------------------------------------------------------------------------------------------------
                Mining                    44,000   Companhia Vale do Rio Doce S.A. (Preferred)       1,037,298    1,038,552    1.1
                                    US$   44,000   Companhia Vale do Rio Doce S.A., 0.00% due
                                                   12/31/2049 (a)                                            0            0    0.0
                                                                                                   -----------  -----------  -----
                                                                                                     1,037,298    1,038,552    1.1
                --------------------------------------------------------------------------------------------------------------------
                Steel                     45,800   Usinas Siderurgicas de Minas Gerais S.A.
                                                     --Usiminas (Preferred)                            500,967      300,288    0.3
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Brazil                       4,357,180    4,317,422    4.4
====================================================================================================================================
Chile           Diversified Holdings      68,200   Quinenco S.A. (ADR)*                              1,227,600      703,312    0.7
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Chile                        1,227,600      703,312    0.7
====================================================================================================================================
Mexico          Building &
                Construction             200,000   Cemex, S.A. de C.V. 'B'                             729,639    1,201,980    1.2
                                          75,000   Empresas ICA Sociedad Controladora,
                                                     S.A. de C.V. (ADR)*                               593,368      932,812    0.9
                                                                                                   -----------  -----------  -----
                                                                                                     1,323,007    2,134,792    2.1
                --------------------------------------------------------------------------------------------------------------------
                Retail Stores            653,000   Cifra, S.A. de C.V. 'V'                             745,247    1,140,403    1.2
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Mexico                       2,068,254    3,275,195    3.3
====================================================================================================================================
                                                   Total Investments in Latin America                9,961,325   11,613,232   11.8
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia       Publishing               200,000   News Corporation, Ltd. (Ordinary)                   749,840    1,339,484    1.4
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Australia                      749,840    1,339,484    1.4
====================================================================================================================================
Hong Kong       Diversified Holdings      80,000   Hutchison Whampoa Ltd.                              771,884      494,688    0.5
                                         200,000   Shanghai Industrial Holdings Ltd.                 1,068,267      685,489    0.7
                                                                                                   -----------  -----------  -----
                                                                                                     1,840,151    1,180,177    1.2
                --------------------------------------------------------------------------------------------------------------------
                Multi-Industry           180,000   Swire Pacific Ltd. (Class A)                        963,812      899,268    0.9
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Hong Kong                    2,803,963    2,079,445    2.1
====================================================================================================================================
Japan           Apparel                  100,000   Toray Industries, Inc.                              589,725      539,231    0.5
                --------------------------------------------------------------------------------------------------------------------
                Banking                  100,000   Sanwa Bank, Ltd.                                  1,479,742      886,095    0.9
                --------------------------------------------------------------------------------------------------------------------
                Electrical Equipment     200,000   Hitachi, Ltd.                                     1,733,261    1,437,443    1.5
                --------------------------------------------------------------------------------------------------------------------
                Electronics              100,000   Fujitsu Ltd.                                      1,326,973    1,170,100    1.2
                                         125,000   Matsushita Electric Co., Ltd.                     2,005,662    2,006,968    2.0
                                                                                                   -----------  -----------  -----
                                                                                                     3,332,635    3,177,068    3.2
                --------------------------------------------------------------------------------------------------------------------
                Machinery                115,000   Makita Corporation                                1,768,907    1,254,165    1.3
                --------------------------------------------------------------------------------------------------------------------
                Merchandising             30,000   Ito-Yokado Co., Ltd.                              1,512,366    1,556,347    1.6
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals           50,000   Banyu Pharmaceutical Co., Ltd.                      742,065      647,531    0.7
                                          60,000   Yamanouchi Pharmaceutical Co., Ltd.               1,399,475    1,422,296    1.4
                                                                                                   -----------  -----------  -----
                                                                                                     2,141,540    2,069,827    2.1
                --------------------------------------------------------------------------------------------------------------------
                Printing                  50,000   Dai Nippon Printing Co., Ltd.                       913,065      852,014    0.9
                --------------------------------------------------------------------------------------------------------------------
                Real Estate               90,000   Mitsui Fudosan Co., Ltd.                            944,852      823,387    0.8
                --------------------------------------------------------------------------------------------------------------------
                Tire & Rubber             20,000   Bridgestone Corporation                             451,734      457,437    0.5
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Japan                       14,867,827   13,053,014   13.3
====================================================================================================================================
South Korea     Natural Gas Utilities      7,670   Seoul City Gas Co., Ltd.                            619,724      177,530    0.2
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in South Korea                    619,724      177,530    0.2
====================================================================================================================================
                                                   Total Investments in the Pacific Basin           19,041,354   16,649,473   17.0
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
France          Banking & Financial       21,000   Compagnie Financiere de Paribas S.A.              2,079,070    2,235,194    2.3
                --------------------------------------------------------------------------------------------------------------------
                Foods                     15,000   Groupe Danone S.A.                                2,320,416    3,542,384    3.6
                --------------------------------------------------------------------------------------------------------------------
                Health/Personal Care       8,000   Sanofi S.A.                                         690,834      969,915    1.0
                --------------------------------------------------------------------------------------------------------------------
                Insurance                 35,000   AXA-UAP                                           2,389,651    4,109,498    4.2
                --------------------------------------------------------------------------------------------------------------------
                Oil & Related             25,000   Elf Aquitaine S.A.                                1,883,948    3,280,447    3.3
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in France                       9,363,919   14,137,438   14.4
====================================================================================================================================
Germany         Apparel                   14,000   Adidas-Salomon AG                                 2,430,705    2,321,628    2.4
------------------------------------------------------------------------------------------------------------------------------------
                Banking                   12,000   Deutsche Bank AG                                    819,810      923,746    0.9
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                 50,000   BASF AG                                           1,415,399    2,226,867    2.3
                --------------------------------------------------------------------------------------------------------------------
                Utilities                 31,000   VEBA AG                                           2,063,699    2,049,387    2.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Germany                      6,729,613    7,521,628    7.7
====================================================================================================================================


                                      4 & 5

                  Merrill Lynch Consults International Portfolio, April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

====================================================================================================================================
WESTERN                                                                                                                     Percent
EUROPE                                    Shares                                                                  Value     of Net
(concluded)     Industries                 Held                 Investments                           Cost      (Note 1a)   Assets
====================================================================================================================================
Hungary         Communications            32,500  +Magyar TavKozlesi Reszvenytarsasag (ADR)*         $ 606,125    $ 958,750    1.0%
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Hungary                        606,125      958,750    1.0
====================================================================================================================================
Italy           Banking                  100,000   Credito Italiano S.p.A.                             140,795      525,766    0.5
                --------------------------------------------------------------------------------------------------------------------
                Broadcasting--Media      250,000   Mediaset S.p.A.                                   1,105,533    1,637,724    1.7
                --------------------------------------------------------------------------------------------------------------------
                Natural Gas Utilities    140,000   Italgas S.p.A.                                      476,677      648,313    0.7
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications       200,000   Telecom Italia S.p.A.                               604,450    1,496,541    1.5
                --------------------------------------------------------------------------------------------------------------------
                Tires & Rubber           460,000   Pirelli S.p.A.                                    1,019,656    1,519,695    1.5
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Italy                        3,347,111    5,828,039    5.9
====================================================================================================================================
Netherlands     Electronics               30,000   Philips Electronics N.V.                          1,540,158    2,643,564    2.7
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in the Netherlands              1,540,158    2,643,564    2.7
====================================================================================================================================
Portugal        Electric Utilities        80,120   EDP-Electricidade de Portugal, S.A.               1,413,465    2,052,013    2.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Portugal                     1,413,465    2,052,013    2.1
====================================================================================================================================
Spain           Oil & Related             50,000   Repsol S.A.                                       1,567,118    2,739,681    2.8
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Spain                        1,567,118    2,739,681    2.8
====================================================================================================================================
Sweden          Household Appliances      30,000   Electrolux AB                                     1,365,220    2,792,032    2.8
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals           60,000   Astra AB 'A'                                      1,070,799    1,233,148    1.3
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Sweden                       2,436,019    4,025,180    4.1
====================================================================================================================================
Switzerland     Banking                   15,000   Credit Suisse Group (Registered)                  1,554,232    3,301,100    3.4
                --------------------------------------------------------------------------------------------------------------------
                Foods                      1,400   Nestle S.A. (Registered)                          1,564,148    2,716,906    2.8
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals            1,866   Novartis AG (Registered)                            997,359    3,086,149    3.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Switzerland                  4,115,739    9,104,155    9.3
====================================================================================================================================
Turkey          Automobiles            2,000,000   Tofas Oto Ticaret A.S.                              335,412      336,202    0.3
                --------------------------------------------------------------------------------------------------------------------
                Household Appliances   3,000,000   Arcelik A.S.                                        395,968      336,202    0.3
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Turkey                         731,380      672,404    0.6
====================================================================================================================================
United Kingdom  Automobile Parts         400,000   Lucas Varity PLC                                  1,331,705    1,786,085    1.8
                --------------------------------------------------------------------------------------------------------------------
                Beverage                 216,000   Diageo PLC                                        1,620,705    2,569,557    2.6
                --------------------------------------------------------------------------------------------------------------------
                Entertainment & Leisure  320,000   Rank Group PLC                                    2,323,790    2,069,119    2.1
                --------------------------------------------------------------------------------------------------------------------
                Insurance                200,000   Commercial Union PLC                              2,432,662    3,739,250    3.8
                --------------------------------------------------------------------------------------------------------------------
                Machinery                100,000   Siebe PLC (Ordinary)                                805,619    2,232,189    2.3
                --------------------------------------------------------------------------------------------------------------------
                Natural Gas Utilities    500,058   BG PLC                                            2,005,156    2,669,413    2.7
                --------------------------------------------------------------------------------------------------------------------
                Retail                   150,000   Boots Company PLC                                 1,317,274    2,321,994    2.4
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in the United Kingdom          11,836,911   17,387,607   17.7
====================================================================================================================================
                                                   Total Investments in Western Europe              43,687,558   67,070,459   68.3
====================================================================================================================================
                                          Face
                                         Amount             Short-Term Securities
====================================================================================================================================
                Commercial Paper**    US$ 74,000   General Motors Acceptance Corp., 5.56%
                                                    due 5/01/1998                                       74,000       74,000    0.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities           74,000       74,000    0.1
====================================================================================================================================
                Total Investments                                                                  $72,764,237   95,407,164   97.2
                                                                                                   ===========
                Unrealized Appreciation on Forward Foreign Exchange Contracts***                                     83,241    0.1
                Other Assets Less Liabilities                                                                     2,645,986    2.7
                                                                                                                -----------  -----
                Net Assets                                                                                      $98,136,391  100.0%
                                                                                                                ===========  =====
====================================================================================================================================

+     Non-income producing security.

(a) Received through a bonus issue from Companhia Vale do Rio Doce S.A. As of April 30, 1998, the bonds have not commenced trading, and the coupon rate has not been determined.

*     American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

      See Notes to Financial Statements.

*** Forward foreign exchange contracts sold as of April 30, 1998 were as follows:

                                                                  Unrealized
   Foreign                            Expiration                 Appreciation
Currency Sold                            Date                      (Note 1c)
--------------------------------------------------------------------------------
(Yen)632,600,000                     October 1998                    $83,241
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward Foreign
Exchange Contracts (US$ Commitment--$5,000,000)                      $83,241
                                                                     =======
--------------------------------------------------------------------------------


                                     6 & 7

                  Merrill Lynch Consults International Portfolio, April 30, 1998

STATEMENT OF ASSETS AND LIABILITIES


                As of April 30, 1998
====================================================================================================================================
Assets:         Investments, at value (identified cost--$72,764,237) (Note 1a) .............                       $95,407,164
                Unrealized appreciation on forward foreign exchange contracts (Note 1c) ....                            83,241
                Cash .......................................................................                               340
                Foreign cash (Note 1b) .....................................................                           535,514
                Receivables:
                  Securities sold ..........................................................   $  2,728,622
                  Dividends ................................................................        391,370          3,119,992
                                                                                               ------------
                Prepaid registration fees and other assets (Note 1f) .......................                            18,691
                                                                                                                  ------------
                Total assets ...............................................................                        99,164,942
                                                                                                                  ------------
====================================================================================================================================
Liabilities:    Payables:
                  Beneficial interest redeemed .............................................        708,477
                  Distributor (Note 2) .....................................................         82,137
                  Investment adviser (Note 2) ..............................................         61,602
                  Administration fee (Note 2) ..............................................         20,534
                  Commissions ..............................................................         17,263            890,013
                                                                                               ------------
                Accrued expenses and other liabilities .....................................                           138,538
                                                                                                                  ------------
                Total liabilities ..........................................................                         1,028,551
                                                                                                                  ------------
====================================================================================================================================
Net Assets:     Net assets .................................................................                      $ 98,136,391
                                                                                                                  ============
====================================================================================================================================
Net Assets      Common shares of beneficial interest, $.10 par value,
Consist of:       unlimited number of shares authorized ....................................                      $    746,299
                Paid-in capital in excess of par ...........................................                        76,138,635
                Accumulated investment loss--net ...........................................                        (1,194,548)
                Accumulated realized capital losses on investments and
                 foreign currency transactions--net ........................................                          (279,753)
                Unrealized appreciation on investments and
                  foreign currency transactions--net .......................................                        22,725,758
                Net assets--Equivalent to $13.15 per share based on 7,462,992                                     ------------
                  shares of beneficial interest outstanding ................................                      $ 98,136,391
                                                                                                                  ============
====================================================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 1998
====================================================================================================================================
Investment      Dividends (net of $77,200 foreign withholding tax) .........................                      $ 1,335,510
Income          Interest and discount earned ...............................................                           56,900
(Notes 1d                                                                                                        ------------
& 1e):          Total income ...............................................................                        1,392,410
                                                                                                                 ------------
====================================================================================================================================
Expenses:       Account maintenance and distribution fees (Note 2) .........................      $ 500,874
                Investment advisory fees (Note 2) ..........................................        375,676
                Administration fees (Note 2) ...............................................        125,219
                Accounting services (Note 2) ...............................................         85,067
                Custodian fees .............................................................         75,413
                Stamp tax fee ..............................................................         47,504
                Professional fees ..........................................................         30,529
                Transfer agent fees (Note 2) ...............................................         15,604
                Registration fees (Note 1f) ................................................         12,233
                Trustees' fees .............................................................         12,107
                Printing and shareholder reports ...........................................         10,805
                Pricing fees ...............................................................          2,737
                Other ......................................................................          9,880
                                                                                               ------------
                Total expenses .............................................................                         1,303,648
                                                                                                                  ------------
                Investment income--net .....................................................                            88,762
                                                                                                                  ------------
====================================================================================================================================
Realized &      Realized gain (loss) from:
Unrealized Gain   Investments--net .........................................................     (2,034,028)
(Loss) On         Foreign currency transactions--net .......................................      1,754,290           (279,738)
Investments &                                                                                  ------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency          Investments--net .........................................................     13,255,828
Transactions      Foreign currency transactions--net .......................................       (750,171)        12,505,657
Net (Notes                                                                                      ------------       ------------
1b, 1c, 1e      Net realized and unrealized gain on investments
& 3):             and foreign currency transactions ........................................                        12,225,919
                                                                                                                  ------------
                Net Increase in Net Assets Resulting from Operations .......................                      $ 12,314,681
                                                                                                                  ============
====================================================================================================================================

               See Notes to Financial Statements.


                                      8 & 9

         Merrill Lynch Consults International Portfolio, April 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      For the Six       For the
                                                                                                     Months Ended      Year Ended
                Increase (Decrease) in Net Assets:                                                  April 30, 1998    Oct. 31, 1997
====================================================================================================================================
Operations:     Investment income--net ........................................................       $     88,762     $  1,201,465
                Realized gain (loss) on investments and foreign
                  currency transactions--net ..................................................           (279,738)       4,831,529
                Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net ....................................         12,505,657        9,042,849
                                                                                                      ------------     ------------
                Net increase in net assets resulting from operations ..........................         12,314,681       15,075,843
                                                                                                      ------------     ------------
====================================================================================================================================
Dividends &     Investment income--net ........................................................         (2,515,681)              --
Distributions   In excess of investment income--net ...........................................                 --       (5,862,557)
to Shareholders Realized gain on investments--net .............................................         (3,930,011)      (4,613,274)
(Note 1g):      Net decrease in net assets resulting                                                  ------------     ------------
                  from dividends and distributions to shareholders ............................         (6,445,692)     (10,475,831)
                                                                                                      ------------     ------------
====================================================================================================================================
Beneficial      Net decrease in net assets derived from
Interest          beneficial interest transactions ............................................        (15,683,165)     (71,570,166)
Transactions                                                                                          ------------     ------------
(Note 4):
====================================================================================================================================
Net Assets:     Total decrease in net assets ..................................................         (9,814,176)     (66,970,154)
                Beginning of period ...........................................................        107,950,567      174,920,721
                                                                                                      ------------     ------------
                End of period* ................................................................       $ 98,136,391     $107,950,567
                                                                                                      ============     ============
====================================================================================================================================
                * Undistributed (accumulated) investment
                   income (loss)--net .........................................................       $ (1,194,548)    $  1,232,371
                                                                                                      ============     ============
====================================================================================================================================

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.           For the
                                                                Six Months
                                                                  Ended
                                                                 April 30,              For the Year Ended October 31,
                                                              ---------------------------------------------------------------------
               Increase (Decrease) in Net Asset Value:             1998+         1997+          1996+        1995+       1994+
===================================================================================================================================
Per Share      Net asset value, beginning of period ........   $  12.37       $  12.09     $   12.28     $  12.83     $  11.74
Operating                                                      --------       --------     ---------     --------     --------
Performance:       Investment income (loss)--net ...........        .01            .10          (.05)        (.05)        (.12)
                   Realized and unrealized gain (loss)
                   on investments and foreign
                   currency transactions--net ..............       1.52            .97           .76         (.18)        1.26
                                                               --------       --------     ---------     --------     --------
               Total from investment operations ............       1.53           1.07           .71         (.23)        1.14
                                                               --------       --------     ---------     --------     --------

               Less dividends and distributions:
                   Investment income--net ..................       (.29)            --            --           --           --
                   In excess of investment income--net .....         --           (.44)         (.44)          --           --
                   Realized gain on investments--net .......       (.46)          (.35)         (.46)        (.32)        (.05)
                                                               --------       --------     ---------     --------     --------
               Total dividends and distributions ...........       (.75)          (.79)         (.90)        (.32)        (.05)
                                                               --------       --------     ---------     --------     --------

               Net asset value, end of period ..............   $  13.15       $  12.37     $   12.09     $  12.28     $  12.83
                                                               ========       ========     =========     ========     ========
===================================================================================================================================
Total          Based on net asset value per share ..........      13.43%++        9.26%         5.93%       (1.68%)       9.74%
Investment                                                     ========       ========     =========     ========     ========
Return:
===================================================================================================================================
Ratios         Expenses ....................................       2.60%*         2.44%         2.37%        2.35%        2.27%
to Average                                                     ========       ========     =========     ========     ========
Net Assets:
               Investment income (loss)--net ...............        .18%*          .84%         (.42%)       (.41%)       (.56%)
                                                               ========       ========     =========     ========     ========
===================================================================================================================================
Supplemental   Net assets, end of period (in thousands) ....   $ 98,136       $107,951     $ 174,921     $197,077     $272,487
Data:                                                          ========       ========     =========     ========     ========
               Portfolio turnover ..........................      21.77%         28.62%        38.16%       17.31%       24.64%
                                                               ========       ========     =========     ========     ========
               Average commission rate paid+++ .............   $  .0080       $  .0076     $   .0010           --           --
                                                               ========       ========     =========     ========     ========
===================================================================================================================================

*     Annualized.

+     Based on average shares outstanding.

++    Aggregate total investment return.

+++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.


                                    10 & 11

                  Merrill Lynch Consults International Portfolio, April 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub- Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.


                                    12 & 13

                  Merrill Lynch Consults International Portfolio, April 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the six months ended April 30, 1998, MLFD earned $500,874 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $18,449 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1998.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $21,031,930 and $40,001,014, respectively.

Net realized gains (losses) for the six months ended April 30, 1998 and net unrealized gains (losses) as of April 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .........................    $(2,034,028)    $ 22,642,927
Foreign currency transactions .................       (133,065)            (410)
Forward foreign exchange
contracts .....................................      1,887,355           83,241
                                                   -----------     ------------
Total .........................................    $  (279,738)    $ 22,725,758
                                                   ===========     ============
--------------------------------------------------------------------------------


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $22,642,927, of which $27,000,387 related to appreciated securities and $4,357,460 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $72,764,237.

4. Beneficial Interest Transactions:

Transactions in shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
For the Six Months Ended                                              Dollar
April 30, 1998                                          Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................       896,442     $ 10,668,000
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................       208,277        2,345,194
                                                    ----------     ------------
Total issued ...................................     1,104,719       13,013,194
                                                    ----------     ------------
Shares redeemed ................................    (2,369,271)     (28,696,359)
                                                    ----------     ------------
Net decrease ...................................    (1,264,552)    $(15,683,165)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Year Ended                                                     Dollar
October 31, 1997                                       Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................     1,189,803     $ 15,058,939
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of dividends
and distributions ..............................       829,254        9,652,518
                                                    ----------     ------------
Total issued ...................................     2,019,057       24,711,457
--------------------------------------------------------------------------------
Shares redeemed ................................    (7,759,006)     (96,281,623)
                                                    ----------     ------------
Net decrease ...................................    (5,739,949)    $(71,570,166)
                                                    ==========     ============
--------------------------------------------------------------------------------

5. Commitments:

At April 30, 1998, the Fund entered into forward exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $2,632,000.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Alan J. Albert, Senior Vice President
Donald C. Burke, Vice President
Christophe Velay, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    14 & 15

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011                                                          #16566--4/98

[RECYCLE LOGO] Printed on post-consumer recycled paper